SUMMARY PROSPECTUS

August 24, 2026

Timothy Plan Growth & Income Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at fund.timothyplan.com or gi-ac.timothyplan.com. You can also get this information at no cost by calling 800-846-7526 or by sending an e-mail request to fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated February 1, 2026, as supplemented.

INVESTMENT OBJECTIVE

The investment objective of this Fund is to provide total return through a combination of growth and income and preservation of capital in declining markets.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Timothy Plan Funds. More information about these and other discounts is available from your financial professional and in “How to Reduce Your Sales Charge” on page 97 of the Prospectus and “Purchase, Redemption, and Pricing of Shares” on page 42 of the Funds’ Statement of Additional Information.

SHAREHOLDER FEES

(fees paid directly from your investment)

	CLASS A	CLASS C
Maximum sales charge (load) imposed on purchases (as % of offering price)	5.50%	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds) (1) (2)	None	1.00%
Redemption fees	None	None
Exchange fees	None	None

SUMMARY PROSPECTUS (CLASS A & C) / 1

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	CLASS A	CLASS C
Management Fee	0.85%	0.85%
Distribution/Service (12b-1 Fees)	0.25%	1.00%
Other Expenses	0.98%	0.98%
Acquired Funds Fees and Expenses (3)	0.27%	0.27%
Total Annual Fund Operating Expenses (before fee waivers/reimbursements)	2.35%	3.10%
Fee Waivers and/or Expense Reimbursements (4)(5)(6)	(0.51)%	(0.51)%
Total Annual Fund Operating Expenses (after fee waivers/expense reimbursements)	1.84%	2.59%

(1)

For purchases in excess of $1mm dollars in Class A shares, the Trust’s Distributor, Timothy Partners, Ltd., will pay a finders’ fee to brokers as follows: 1% on purchases of shares of the Funds in amounts from $1 million to $2 million, 0.75% on the next $1 million, 0.50% on the next $2 million, and 0.25% on all amounts in excess of $5 million. In such cases, those purchases will be subject to a contingent deferred sales charge of 1% for 18 months after the date of purchase.

(2)	For Class C shares, a one percent (1%) contingent deferred sales charge is imposed on shares liquidated within the first thirteen months after purchase.
(3)

Acquired Funds Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Funds Fees and Expenses.

(4)

As described in the “Who Manages Your Money” section of the Fund’s prospectus, Timothy Partners, Ltd (“TPL”) has contractually agreed, through January 28, 2027, to waive fifteen basis points (15bps) of the management fee paid by the Trust for the Fund.

(5)

Also as described in the “Who Manages Your Money,” TPL has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in money market funds, other equity and fixed income mutual funds and exchange-traded funds managed by TPL or its affiliates that have a contractual management fee, through January 28, 2027.

(6)	The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	CLASS A	CLASS C (with redemption)	CLASS C (without redemption)
1 Year	$727	$362	$262
3 Years	$1,197	$909	$909
5 Years	$1,693	$1,581	$1,581
10 Years	$3,051	$3,376	$3,376

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its goal, the Fund will invest varying percentages of the Fund’s total assets in the investment allocations set forth below:

●

To achieve its goals, the Fund primarily invests in equity securities (currently affiliated Exchange-Traded Funds (“ETFs”)), and in fixed income securities. The Fund will normally hold both equity securities and fixed income securities, with at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities. The Adviser is responsible for determining the allocation of Fund assets to be invested in equity and fixed income securities. The Adviser will adjust those allocations from time to time in response to market changes.

SUMMARY PROSPECTUS (CLASS A & C) / 2

●

The Fund’s fixed income holdings invest at least 80% of its assets in a diversified portfolio of corporate bonds, U.S. government and agency securities, convertible securities and preferred securities. The Investment Manager will only purchase securities for the Fund that are investment grade, with a rating of at least “BBB” as rated by Standard & Poor’s or a comparable rating by another nationally recognized rating agency. The Fund may also invest in debt securities that have not been rated by one of the major rating agencies, so long as the Fund’s Investment Manager has determined that the security is of comparable credit quality to similarly rated securities.

●

In managing the fixed income securities, the Fund’s Investment Manager concentrates on sector analysis, industry allocation and securities selection, deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. The fixed income holdings are meant to anticipate shifts in the business cycle and assists in determining types of bonds and industry sectors to target. In choosing individual securities, the fixed income portion of the Fund seeks out securities that appear to be undervalued within the emphasized industry sector. Companies that meet or exceed specific criteria established by the Investment Manager in the selection process are purchased. Securities are sold when they reach internally determined pricing targets or no longer qualify under the Investment Manager’s investment criteria.

●	The Fund’s equity securities sector currently consists of affiliated ETFs.

●

The Fund will not invest in Excluded Securities. Excluded Securities are securities issued by any company that is involved in the production or wholesale distribution of alcohol, tobacco, or gambling equipment, gambling enterprises, or which is involved, either directly or indirectly, in abortion or pornography, or promoting anti-family entertainment or unbiblical lifestyles. Timothy Partners, Ltd. (“TPL”) is Investment Adviser to the Funds and is responsible for determining what companies are deemed Excluded Securities, and reserves the right to exclude investments, in its best judgment, in other companies whose practices may not fall within the exclusions described above, but could be found offensive to fundamental, traditional Judeo-Christian values. The Adviser establishes the Biblically Responsible Investing parameters that are employed by the research service provider in the creation of the “excluded list of companies” that may not be placed into any Timothy Plan portfolio. The research company may not alter, delete, or employ additional parameters without the prior knowledge and consent of the Adviser. In the event a company is discovered to be engaged in a prohibited practice, it will be liquidated as soon as reasonably practicable. The ETFs are passively managed. They are reviewed at the time of readjustment of the portfolios, which occurs twice a year. Securities that are determined to be in violation of the filters (as a result of changes since the initial review) between adjustment times will be liquidated from the portfolio at the time of the readjustment.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Fixed Income Risk. The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s fixed income securities generally will decline, and those securities with longer terms generally will decline more. Your investment will decline in value if the value of the Fund’s investments decreases. There is a risk that issuers and counterparties will not make payments on fixed income securities and repurchase agreements held by the Fund. Such defaults could result in losses to the Fund. Securities with lower credit quality have a greater risk of default. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.

Management Risk. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the market.

Small Cap Company Risk. Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some small capitalization stocks may be illiquid. These risks may be enhanced for micro-cap securities. Many micro-cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. Because micro-cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

SUMMARY PROSPECTUS (CLASS A & C) / 3

Municipal Securities Risk. The power or ability of an issuer to make principal and interest payments on municipal securities may be materially adversely affected by economic conditions, litigation or other factors. The Fund’s right to receive principal and interest payments may be subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, as well as laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal and/or interest or imposing other constraints upon the enforcement of such obligations. In addition, substantial changes in federal income tax laws could cause municipal security prices to decline because the demand for municipal securities is strongly influenced by the value of tax exempt income to investors.

Sovereign Debt Risk. The Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations.

Exchange-Traded Fund Risk. An ETF may trade at a discount to its net asset value. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF.

Excluded Security Risk. Because the Fund does not invest in Excluded Securities and will divest itself of securities that are subsequently discovered to be ineligible, the Fund may be riskier than other funds that invest in a broader array of securities.

General Risk. As with most other mutual funds, you can lose money by investing in this Fund. Share prices fluctuate from day-to-day, and when you sell your shares, they may be worth less than you paid for them.

Investing In Other Funds Risk. The Fund invests in the securities of other investment companies. To the extent that the Fund invests in other mutual funds, exchange-traded funds and other commingled funds, it will indirectly bear the expenses of those funds, which will cause the Fund’s return to be lower.

Cybersecurity Risks. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

PAST PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s performance from year to year and by comparing the Fund’s performance to a broad-based index and an index that is more representative of the Fund’s investment strategy. The bar chart shows the investment returns of the Fund’s Class A shares. These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date returns are available on the Fund’s website at fund.timothyplan.com, or by calling the Fund at (800) 846-7526.

Year-by-year Annual Total Returns for Class A Shares

(for calendar years ending on December 31)

BEST QUARTER	WORST QUARTER
Dec-20	Mar-20
8.51%	-16.65%

SUMMARY PROSPECTUS (CLASS A & C) / 4

Average Annual Total Returns

(for periods ending on December 31, 2025)

GROWTH & INCOME	CLASS A (3)			CLASS C
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Return before taxes	0.32%	1.85%	1.90%	4.33%	2.24%	1.71%
Return after taxes on distributions (1)	-0.15%	1.10%	1.36%	4.02%	1.68%	1.30%
Return after taxes on distributions and sale of shares (1)	0.39%	1.32%	1.39%	2.69%	1.66%	1.28%
S&P 500 Index (2) (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	17.88%	14.42%	14.82%
Timothy Growth & Income Fund Blended Index (2) (reflects no deduction for fees, expenses or taxes)	12.48%	6.69%	7.32%	12.48%	6.69%	7.32%

(1)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, return after taxes on distributions and sale of shares may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of shares or provides an assumed tax benefit that increases the return.

(2)

The S&P 500 Index is an unmanaged index of companies in the United States, and reflects the broad market sector for the Fund. The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 40% of the Bloomberg US Aggregate Bond Index and 60% of the Russell 1000 Value Index. The Indices assume reinvestment of all dividends and distributions and do not reflect any asset-based charges for investment management or other expenses.

(3)	Class A share returns reflect the assessment of the maximum front-end sales load on the first business day of the year.

INVESTMENT ADVISER

Timothy Partners, Ltd.

PORTFOLIO MANAGERS

Art Ally, President and Chief Investment Officer of Timothy Partners, Ltd., the Adviser, has managed the equity allocation of the Fund’s investment portfolio and determined the allocations between ETFs and the sub-advised portfolio since 2019.

Brian Mumbert, Vice President and Chief Operations Officer of TPL, and Greg Ally, Vice President and Chief Financial Officer of TPL, have served on the investment allocation team since 2025.

SUB-ADVISER

Effective May 1, 2019, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) serves as Investment Manager to the fixed income allocation of the Fund’s investment portfolio.

PORTFOLIO MANAGERS

Ms. Deborah A Petruzzelli has served the Fund since 2019.

Mr. Justin A. Martin, CFA, and Mr. Matthew K. Routh, CFA, have served the Fund since 2021.

Ms. Shannon Hogan, CFA, has served the Fund since June 2026.

PURCHASE AND SALE OF SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial adviser or directly from the Fund. The minimum initial purchase or exchange into the Fund is $1,000, or $50 through monthly systematic investment plan accounts. There is no minimum subsequent investment amount. There are no minimums for purchases or exchanges through employer-sponsored retirement plans, IRAs, or other qualified plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

TAX INFORMATION

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (“IRA”) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

SUMMARY PROSPECTUS (CLASS A & C) / 5

PAYMENT TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY PROSPECTUS (CLASS A & C) / 6

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